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                                                                    Exhibit 10.5


STATE STREET


                              CONTINUING GUARANTEE


To:      State Street Bank and Trust Company
         Hong Kong Branch



         In consideration of State Street Bank and Trust Company, Hong Kong Branch (hereinafter called "the Lender" which expression shall where the context so admits include the Lender's respective successors and assigns) at my/our request making or continuing to make advances or otherwise giving credit or affording credit and general finance and borrowing facilities for as long as the Lender may think fit to Celebrity Exports International Limited (hereinafter called "the Customer"), either alone or jointly with any other persons, or agreeing not to require immediate payment of any sums owing to the Lender by the Customer. I/We, the undersigned Celebrity, Inc. (hereinafter called "the Guarantor" which expression shall where not inapplicable include the Guarantor and his/their respective executors, administrators and successors) HEREBY JOINTLY AND SEVERALLY GUARANTEE payment of AND AGREE TO PAY and SATISFY to the Lender on demand all sums of money and liabilities whether certain or contingent whether now or at any time hereafter owing or incurred to the Lender from or by the Customer on any account of the Customer with the Lender or in any manner whatever whether as principal or surety and whether alone or jointly with any other person, firm or corporation or from any firm in which the Customer may be a partner and in whatever name, style or form, including, but without prejudice to the generality of the foregoing: -- the amount of notes or bills discounted or paid and other loans, credits or advances made to or for the accommodation or at the request either of the Company solely or jointly with any other person, firm or company or of any such firm as aforesaid or for any money for which the Customer may be liable as surety or in any other way whatsoever together with interest on all such moneys, debts and liabilities at such rate or rates as may from time to time be charged by the Lender and all handling charges, legal and other costs, charges and expenses. PROVIDED that "the liability of the Guarantor hereunder shall be unlimited/the total amount recoverable from the Guarantor hereunder is limited to the principal sum of US Dollars Five Million Only (USD 5,000,000.00) with interest thereon at such rate or rates as the Lender may from time to time charge from date of demand from or date of discontinuance by the Guarantor of this Guarantee until payment AND the Guarantor hereby further agrees and undertakes with the Lender as follows: --

1. This guarantee shall not be considered as satisfied by any intermediate payment or satisfaction of the whole or any part of any sum or sums of money owing as aforesaid but shall be a continuing security and shall extend to cover any sum or sums of money which shall for the time being constitute the balance due from the Customer to the Lender upon any such account as hereinbefore mentioned.

2. This guarantee shall be binding as a continuing security on the Guarantor until the expiration of three calendar months after he or in the case of his dying or becoming under disability his executors, administrators or legal representatives shall have given to the Lender notice in writing to discontinue and determine it, but such determination shall not release the Guarantor from this guarantee in respect of liability, actual or contingent, undertaken by the Lender during the currency of this guarantee, but not maturing till after the determination of this guarantee.


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3.       In the event of this guarantee ceasing from any cause whatsoever to be binding as a continuing security on the Guarantor, the Lender shall be at liberty without thereby affecting its rights hereunder to open a fresh account or accounts and to continue any then existing account with the Customer and no money paid from time to time into any such account or accounts by or on behalf of the Customer and subsequently drawn out by the Customer shall on settlement of any claim in respect of this guarantee be appropriated towards or have the effect of payment of any part of the money due from the Customer at the time of this guarantee ceasing to be so binding as a continuing security or of the interest thereon unless the person or persons paying in the money shall at the time in writing direct the Lender specially to appropriate it to that purpose.

4. The Lender shall be at liberty without thereby affecting its rights against the Guarantor hereunder at any time to determine, enlarge, or vary any credit to the Customer; to vary, exchange, abstain from perfecting or releasing any other securities held or to be held by the Lender for or on account of the monies intended to be hereby secured or any part thereof; to renew bills and promissory notes in any manner and to compound with or give time for payment; to accept compositions from and make any other arrangements with the Customer or any obligants on bills, notes or other securities held or to be held by the Lender for and on behalf of the Customer.

5. This Guarantee shall be in addition to and shall not be in any way prejudiced or affected by any collateral or other security now or hereafter held by the Lender for all or any part of the money hereby guaranteed nor shall such collateral or other security or any lien to which the Lender may be otherwise entitled or the liability of any person or persons not parties hereto for all or any part of the monies hereby secured be in anywise prejudiced or affected by this present guarantee. And the Lender shall have full power at its discretion to give time for payment or to make any arrangement with any such other person(s) without prejudice to this present guarantee or any liability hereunder. And all money received by the Lender from the Guarantor or the Customer or any person or persons liable to pay the same may be applied by the Lender to any account or item of account or to any transaction to which the same may be applicable.

6. The liability of the Guarantor hereunder shall not be affected by any failure by the Lender to take any security or by any invalidity of any security taken or by any existing or future agreement by the Lender as to the application of any advances made or to be made to the Customer.

7. Any admission or acknowledgment in writing by the Customer or by any person authorized by the Customer of the amount of indebtedness of the Customer to the Lender and any judgment recovered by the Lender against the Customer in respect of such indebtedness shall be binding and conclusive on and against the Guarantor. A certificate by an officer of the Lender as to the money and liabilities for the time being due or incurred to the Lender from or by the Customer shall be conclusive evidence against the Guarantor.

8. Although the Guarantor's ultimate liability hereunder cannot exceed the limit hereinbefore mentioned (if any) yet this present guarantee shall be construed and take effect as a guarantee of the whole and every part of the principal money and interest owing and to become owing as aforesaid and accordingly the Guarantor is not to be entitled as against the Lender to any right of proof in the bankruptcy or insolvency of the Customer or other right of a surety discharging his liability in respect of the principal debt unless and until the whole of the principal money and interest shall have first been completely discharged and satisfied.

9. The Guarantor hereby declares that he has not taken in respect of the liability hereby undertaken by him on behalf of the Customer and hereby agrees that he will not take from the Customer either directly or indirectly without the consent of the Lender any promissory note, bill of exchange,


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         mortgage, charge or other counter-security whether merely personal or involving a charge on any property whatsoever of the Customer whereby the Guarantor or any person claiming through him by indorsement, assignment or otherwise would or might on the bankruptcy or insolvency of the Customer and to the prejudice of the Lender increase the proofs in such bankruptcy or insolvency or diminish the property distributable amongst the creditors of the Customer. And as regards any such counter-security as aforesaid which the Guarantor may have taken or may take with such consent as aforesaid, the counter-security shall be a security to the Lender for the fulfillment of the Guarantor's obligations hereunder and shall be forthwith deposited by the Guarantor with the Lender for that purpose.

10. If the name of the Customer hereinbefore inserted is that either of a firm or of a limited company or other corporation or of any committee or association or other unincorporated body any of the provisions hereinbefore contained which are primarily and literally applicable to the case of a single and individual customer only shall be construed and take effect so as to give the Lender hereunder a guarantee for the money owing from that firm and every member thereof or from that limited company or corporation or committee or association or other unincorporated body as identical or analogous as may be with or to that which would have been given for the money owing from a single individual if the Customer had been a single individual and any money shall be deemed to be so owing notwithstanding any defect, informality or insufficiency in the borrowing powers of the Customer or in the exercise thereof which might be a defense as between the Customer and the Lender. In the case of a firm, this guarantee shall be deemed to be a continuing guarantee of all money owing on any such account as hereinbefore mentioned from the person(s) carrying on business in the name of or in succession to the firm or from any one or more of such persons although by death, retirement or admission of partners or other causes the constitution of the firm may have been in part or wholly varied. In the case of a limited company or other corporation any reference to bankruptcy shall be deemed to be a reference to liquidation or other analogous proceeding and the money owing as aforesaid and hereby guaranteed shall be deemed to include any money owing in respect of debentures or debenture stock of the limited company or other corporation held by or on behalf of the Lender.

11. The Guarantor agrees to be liable as a principal debtor for the payment of any moneys secured hereunder so that this Guarantee may be enforced against the Guarantor without the Lender's first instituting legal proceedings against the Customer in the first instance or to join in the Customer as a party in the same proceedings against the Guarantor.

12. The security hereby created shall not be discharged or affected by the death, bankruptcy, insolvency or liquidation of the Customer but shall continue to be operative until determined as to future transactions by notice in writing given to the Lender by the Guarantor pursuant to Clause 2 hereof.

13. So long as any money remains owing hereunder, the Lender shall have a lien on any moneys standing to the credit of any accounts of the Guarantor with the Lender and on any securities now or at any time hereafter deposited with or otherwise placed in the hands of the Lender belonging to or under the control of the Guarantor. The Lender may also, without notice to the Guarantor, combine or consolidate all or any of the accounts of the Guarantor with any liabilities to the Lender and set-off or transfer any sum or sums in whatever currency standing to the credit of any one or more of such accounts in or towards satisfaction of any of the Guarantor's liabilities to the Lender on any other account or in any other respect whatsoever irrespective of whether such liabilities be incurred by the Guarantor singly or by the Guarantor jointly with others in partnership or otherwise or incurred by the Guarantor as principal or as surety of the Customer or of some other person, body, corporate or firm and irrespective of whether such liabilities be actual or contingent, primary or collateral and several or joint.


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14.      If the Guarantor shall consist of more than one person, their liabilities to the Lender hereunder shall be deemed to be joint and several and the Lender may release or discharge any of them from his or their obligations hereunder or compound with or enter into any arrangement with any of them without thereby in any way affecting its rights hereunder against any other or others of them.

15. Any notice or demand required to be given by the Lender shall be in writing and shall be deemed to have been properly given if addressed to the Guarantor at his last known address as recorded in the books of the Lender. Any notice or demand delivered personally shall be deemed to have been given at the time of delivery. Any notice or demand sent by letter, postage prepaid, shall be deemed to have been given 48 hours after posting. Any notice or demand sent by cable or telex shall be deemed to have been given at the time of dispatch.

16. In this guarantee where the singular is used, it shall be taken to include the plural where applicable and where words importing the masculine gender are used, they shall where applicable include the feminine gender and the neuter gender.

17. This guarantee and all rights, obligations and liabilities arising hereunder shall be construed and governed in all respects by and in accordance with the laws of Hong Kong.



Dated      September 29, 1998
      ----------------------------------------
Name of Guarantor: Celebrity, Inc.                      Signature of Guarantor:
                  ----------------------------
H.K.I.D. Card/Passport No.:                             /s/ ROBERT H. PATTERSON, JR.
                           -------------------          ------------------------------
Address: 4520 Old Troup Road, Tyler,                    Title: Chairman of the Board, President and Chief
        --------------------------------------            Executive Officer
         Texas 75711, U.S.A.
        --------------------------------------
Occupation: Corporation
           -----------------------------------


Name of Guarantor:
                  ----------------------------
H.K.I.D. Card/Passport No.:                             Signature of Guarantor:
                           -------------------
Address:
        --------------------------------------

        --------------------------------------
Occupation:                                             WITNESS to the signature(s) of Guarantor(s):
           -----------------------------------


Name of Witness:
                ------------------------------



Delete as appropriate.

N.B. If executed by a limited company, a resolution duly approving the present guarantee must be attached.